UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023
KITE REALTY GROUP TRUST
KITE REALTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)
(317) 577-5600
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 10, 2023, Kite Realty Group Trust (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders voted on the election of 13 nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2024 annual meeting of shareholders. The table below sets forth the voting results for each trustee nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Kite	178,402,815	13,928,848	200,537	7,907,531
William E. Bindley	177,862,625	14,460,270	209,305	7,907,531
Bonnie S. Biumi	186,178,683	6,147,219	206,298	7,907,531
Derrick Burks	185,996,298	6,324,596	211,306	7,907,531
Victor J. Coleman	184,496,040	7,824,749	211,411	7,907,531
Gerald M. Gorski	182,186,678	10,132,757	212,765	7,907,531
Steven P. Grimes	107,556,186	84,703,573	272,441	7,907,531
Christie B. Kelly	161,147,362	31,176,503	208,335	7,907,531
Peter L. Lynch	182,507,157	9,753,149	271,894	7,907,531
David R. O’Reilly	185,992,935	6,325,085	214,180	7,907,531
Barton R. Peterson	178,684,818	13,633,541	213,841	7,907,531
Charles H. Wurtzebach	184,619,328	7,697,370	215,502	7,907,531
Caroline L. Young	158,436,040	31,490,961	2,605,199	7,907,531
At the Annual Meeting, shareholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on named executive officer compensation	178,883,144	13,421,081	227,975	7,907,531
At the Annual Meeting, shareholders voted on a non-binding resolution regarding the frequency with which the shareholder advisory vote on executive compensation should be held. The table below sets forth the voting results for this proposal:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory vote on the frequency of the advisory vote on executive compensation	186,630,571	91,727	5,628,167	181,735	—
In light of the results of the advisory vote on the frequency of the advisory vote on executive compensation, the Board of Trustees determined that the Company will continue to hold an advisory vote on executive compensation every year. This determination will be reevaluated after the next shareholder advisory vote on the frequency of the advisory vote on executive compensation.
At the Annual Meeting, shareholders voted to ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023	195,036,690	5,289,949	113,092	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 12, 2023	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer

KITE REALTY GROUP, L.P.
By: Kite Realty Group Trust, its sole general partner

	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer